UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 3, 2005


                        Medialink Worldwide Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of incorporation)


       0-21989                                             52-1481284
 (Commission File No.)                                  (I.R.S. Employer
                                                     Identification Number)


                      708 Third Avenue, New York, NY 10017
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               (Address of principal executive offices) (Zip Code)


                                  (212)682-8300
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              (Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition.

     On May 3, 2005, Medialink Worldwide Incorporated issued a press release announcing its financial results for the three months ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

The exhibits listed below are being furnished with this Form 8-K:

Exhibit No.
-----------

99.1 Press Release, dated as of May 3, 2005, entitled "Medialink Reports First Quarter Results."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Medialink Worldwide Incorporated

                                        By: /s/ J. Graeme McWhirter
                                            -----------------------------------
Dated:  May 5, 2005                         Name: J. Graeme McWhirter
                                            Title: Chief Financial Officer

                                Index to Exhibits

Exhibit
Number        Description
------        -----------

99.1 Press Release, dated as of May 3, 2005, entitled "Medialink Reports First Quarter Results."